EAGLE POINT CREDIT COMPANY

MARCH 31, 2025 CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NYSE: ECC

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company, as described in the prospectus. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount to their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2025. Nothing herein shall be relied upon as a representation of the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted and is derived from financial and other information of the Company, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation (“CLO”) collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. The Company does not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly traded, non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $1,605,349,265) (1)	$1,346,812,530
Investments purchased under agreements to resell, at fair value (cost $3,505,505)	3,505,855
Unrealized appreciation on forward currency contracts	47,727
Cash and cash equivalents (restricted cash of $7,420,000)	29,407,121
Cash denominated in foregin currency (cost $255,587)	255,609
Interest receivable	45,217,501
Receivable for securities sold	26,336,768
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	1,972,495
Excise tax refund receivable	842,230
Prepaid expenses	239,739
Total Assets	1,454,637,575

LIABILITIES
7.75% Unsecured Notes due 2030, at fair value (aggregate principal amount of $115,000,000) (Note 9)	113,068,000
5.375% Unsecured Notes due 2029, at fair value (aggregate principal amount of $93,250,000) (Note 9)	85,790,000
6.75% Unsecured Notes due 2031, at fair value (aggregate principal amount of $44,850,000) (Note 9)	42,768,960
6.6875% Unsecured Notes due 2028, at fair value (aggregate principal amount of $32,423,800) (Note 9)	32,216,288
8.00% Series F Term Preferred Stock due 2029, at fair value, net of net share issuance (discount)/premium of $16,346 (2,486,244 shares outstanding) (Note 8)	61,944,629
6.50% Series C Term Preferred Stock due 2031, at fair value (2,172,553 shares outstanding) (Note 8)	50,511,857
Payable for securities purchased	31,412,603
Unrealized depreciation on forward currency contracts	3,763,042
Incentive fee payable	9,426,171
Management fee payable	4,802,753
Professional fees payable	469,413
Deferred tax liability	453,314
Administration fees payable	190,377
Directors' fees payable	99,375
Due to affiliates	45,912
Tax expense payable	25,000
Interest payable	10,366
Other expenses payable	197,534
Total Liabilities	437,195,594

TEMPORARY EQUITY (Note 2)
6.75% Series D Perpetual Preferred Stock (4,218,232 shares outstanding) (Note 8)	86,031,890
7.00% Series AA Convertible Perpetual Preferred Stock (2,491,469 shares outstanding) (Note 8)	57,494,146
7.00% Series AB Convertible Perpetual Preferred Stock (202,272 shares outstanding) (Note 8)	4,901,024
Total Temporary Equity	148,427,060

COMMITMENTS AND CONTINGENCIES (Note 11)

NET ASSETS applicable to common stock, $0.001 par value, 200,000,000 shares authorized, 120,183,480 shares issued and outstanding	$869,014,921

NET ASSETS consist of:
Paid-in capital	$1,329,713,956
Aggregate distributable earnings (losses)	(458,987,526)
Accumulated other comprehensive income (loss)	(1,711,509)
Total Net Assets	$869,014,921
Net asset value per share of common stock	$7.23

(1) Includes $20,373,194 of affiliated investments at fair value (cost $19,976,488).  See Note 6 "Related Party Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments, at fair value ⁽⁴⁾ ⁽⁵⁾
Collateralized Loan Obligation Debt
Structured Finance
United States
1988 CLO 2 Ltd.	Secured Note - Class C-R, 6.14% (3M SOFR + 1.85%, due 04/15/2038) ⁽⁶⁾	03/12/25	$300,000	$300,000	$298,950	0.03%
522 Funding CLO 2017-1(A), Ltd.	Secured Note - Class E-R, 11.75% (3M SOFR + 7.46%, due 10/20/2034) ⁽⁶⁾	09/19/23	2,000,000	1,856,243	1,949,600	0.22%
AGL CLO 13 Ltd.	Secured Note - Class E, 11.05% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	06/14/23	5,950,000	5,679,004	5,938,100	0.68%
Allegany Park CLO, Ltd.	Secured Note - Class E-R, 10.69% (3M SOFR + 6.40%, due 01/20/2035) ⁽⁶⁾	06/28/23	9,000,000	8,470,724	8,933,400	1.03%
Ares LXI CLO Ltd.	Secured Note - Class F-R, 12.29% (3M SOFR + 8.00%, due 04/20/2037) ⁽⁶⁾	03/27/24	241,311	241,311	238,753	0.03%
Bain Capital Credit CLO 2021-5, Limited	Secured Note - Class E, 11.05% (3M SOFR + 6.76%, due 10/23/2034) ⁽⁶⁾	12/08/23	500,000	470,649	476,950	0.05%
Battalion CLO XXI Ltd.	Secured Note - Class E, 11.02% (3M SOFR + 6.72%, due 07/15/2034) ⁽⁶⁾	06/27/23	1,625,000	1,343,747	1,442,513	0.17%
Carlyle US CLO 2019-4, Ltd.	Secured Note - Class D-R, 10.90% (3M SOFR + 6.60%, due 04/15/2035) ⁽⁶⁾	05/07/24	3,750,000	3,747,054	3,717,375	0.43%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 12.06% (3M SOFR + 7.76%, due 01/15/2031) ⁽⁶⁾	11/28/17	1,664,500	1,481,261	1,054,294	0.12%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 11.31% (3M SOFR + 7.01%, due 07/15/2035) ⁽⁶⁾	04/24/24	4,750,000	4,531,481	4,542,900	0.52%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 11.16% (3M SOFR + 6.86%, due 04/14/2034) ⁽⁶⁾	05/30/23	3,200,000	2,812,927	3,019,840	0.35%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 12.82% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾	05/17/18	733,333	705,294	430,173	0.05%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 11.95% (3M SOFR + 7.65%, due 04/15/2034) ⁽⁶⁾	09/07/23	3,900,000	3,682,340	3,807,180	0.44%
Marathon CLO VII Ltd.	Secured Note - Class D, 0.00% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾ ⁽¹⁷⁾	02/08/18	1,183,061	-	118	0.00%
Morgan Stanley Eaton Vance CLO 2021-1, Ltd.	Secured Note - Class E, 11.30% (3M SOFR + 7.01%, due 10/23/2034) ⁽⁶⁾	01/25/24	4,000,000	3,910,396	3,944,800	0.45%
Octagon 59, Ltd.	Secured Note - Class E, 11.92% (3M SOFR + 7.60%, due 05/15/2035) ⁽⁶⁾	06/12/23	3,375,000	3,130,095	3,286,238	0.38%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 12.41% (3M SOFR + 8.11%, due 07/15/2030) ⁽⁶⁾	07/05/18	900,000	857,727	601,560	0.07%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 11.16% (3M SOFR + 6.86%, due 10/25/2032) ⁽⁶⁾	06/26/23	4,325,000	4,018,010	4,256,665	0.49%
Rockford Tower CLO 2021-2, Ltd.	Secured Note - Class E, 10.95% (3M SOFR + 6.66%, due 07/20/2034) ⁽⁶⁾	02/06/24	3,400,000	3,193,548	3,230,340	0.37%
RR 6 Ltd.	Secured Note - Class D-R, 10.41% (3M SOFR + 6.11%, due 04/15/2036) ⁽⁶⁾	06/26/23	4,260,000	3,832,980	4,260,000	0.49%
Wind River 2013-2 CLO Ltd.	Secured Note - Class E1-R, 11.30% (3M SOFR + 7.01%, due 10/18/2030) ⁽⁶⁾	05/16/24	2,250,000	2,209,675	2,250,450	0.26%
Total Collateralized Loan Obligation Debt				56,474,466	57,680,199	6.63%

Collateralized Loan Obligation Equity ⁽⁸⁾
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 21.45%, maturity 10/15/2039) ⁽⁹⁾ ⁽¹⁰⁾	09/23/22	9,196,000	5,883,215	6,606,864	0.76%
1988 CLO 2 Ltd.	Income Note (effective yield 19.01%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	02/08/23	9,334,000	5,612,958	5,850,987	0.67%
1988 CLO 3 Ltd.	Income Note (effective yield 4.55%, maturity 10/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	09/12/23	9,267,000	6,426,976	5,482,129	0.63%
1988 CLO 4 Ltd.	Income Note (effective yield 11.04%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/09/24	7,970,000	6,464,740	5,672,392	0.65%
1988 CLO 5 Ltd.	Income Note (effective yield 11.60%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	06/03/24	9,250,000	6,602,978	5,422,333	0.62%
1988 CLO 6 Ltd.	Income Note (effective yield 16.90%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	02/20/25	5,125,000	4,410,733	4,410,733	0.51%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/15/2028) ⁽⁹⁾ ⁽¹¹⁾	06/02/16	8,725,000	-	4,363	0.00%
AMMC CLO 28, Limited	Subordinated Note (effective yield 17.39%, maturity 07/20/2037) ⁽⁹⁾	01/28/25	17,400,000	13,929,788	13,024,453	1.50%
AMMC CLO 30, Limited	Subordinated Note (effective yield 16.74%, maturity 01/15/2037) ⁽⁹⁾	12/10/24	3,475,000	2,636,023	2,489,222	0.29%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 13.99%, maturity 10/25/2038) ⁽⁹⁾	09/04/20	9,250,000	6,068,024	4,851,876	0.56%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 12.06%, maturity 07/27/2039) ⁽⁹⁾	05/25/21	1,200,000	968,762	700,770	0.08%
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 12.72%, maturity 10/15/2036) ⁽⁹⁾	05/06/24	2,500,000	1,742,949	1,481,571	0.17%
Ares Loan Funding V, Ltd.	Subordinated Note (effective yield 16.76%, maturity 07/27/2037) ⁽⁹⁾	02/07/25	1,500,000	1,156,875	1,085,682	0.12%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 15.65%, maturity 04/17/2033) ⁽⁹⁾	09/16/20	18,075,000	5,530,154	2,910,431	0.33%
Ares XXXIX CLO Ltd.	Subordinated Note (effective yield 14.91%, maturity 07/18/2037) ⁽⁹⁾	11/01/24	11,340,000	4,588,578	3,954,858	0.46%
Ares XLI CLO Ltd.	Income Note (effective yield 11.21%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	11/29/16	29,388,000	12,959,490	8,394,989	0.97%
Ares XLI CLO Ltd.	Subordinated Note (effective yield 11.21%, maturity 04/15/2034) ⁽⁹⁾	09/05/24	750,000	248,680	200,926	0.02%
Ares XLIII CLO Ltd.	Income Note (effective yield 12.83%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	04/04/17	43,860,000	17,282,614	13,660,240	1.57%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 13.76%, maturity 04/15/2034) ⁽⁹⁾	10/06/21	16,376,572	5,004,544	3,633,745	0.42%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 4.68%, maturity 04/15/2030) ⁽⁹⁾	10/22/20	8,500,000	2,631,598	1,590,136	0.18%
Ares LI CLO Ltd.	Income Note (effective yield 15.81%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/25/19	18,981,463	10,323,355	9,589,133	1.10%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 12.72%, maturity 04/15/2038) ⁽⁹⁾	08/17/21	8,925,000	5,108,251	4,094,887	0.47%
Ares LXI CLO Ltd.	Subordinated Note (effective yield 13.86%, maturity 04/20/2037) ⁽⁹⁾	01/24/24	4,650,000	2,884,618	2,066,300	0.24%
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 16.91%, maturity 04/20/2035) ⁽⁹⁾	08/20/24	5,000,000	3,708,072	3,087,201	0.36%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 15.70%, maturity 10/22/2039) ⁽⁹⁾	01/26/23	22,156,000	13,968,157	12,651,324	1.46%
Ares LXVI CLO Ltd.	Subordinated Note (effective yield 14.11%, maturity 07/25/2036) ⁽⁹⁾	08/12/24	12,750,000	7,281,203	6,711,777	0.77%
Ares LXIX CLO Ltd.	Income Note (effective yield 21.80%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/31/24	14,100,000	8,974,038	9,029,367	1.04%
Ares LXXII CLO Ltd.	Income Note (effective yield 19.97%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	06/21/24	33,950,000	23,491,161	24,234,865	2.79%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 7.85%, maturity 04/18/2034) ⁽⁹⁾	04/29/21	9,100,000	6,266,232	4,182,870	0.48%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 17.69%, maturity 01/22/2035) ⁽⁹⁾	09/05/23	7,250,000	3,964,288	3,285,337	0.38%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 29.61%, maturity 10/25/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	5,550,000	3,171,540	2,311,546	0.27%
Barings CLO Ltd. 2018-I	Income Note (effective yield 0.00%, maturity 04/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	02/23/18	20,808,000	6,712,883	3,363,945	0.39%
Barings CLO Ltd. 2019-I	Income Note (effective yield 8.55%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	02/12/19	13,085,000	7,775,449	5,025,878	0.58%
Barings CLO Ltd. 2019-II	Income Note (effective yield 9.67%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	03/15/19	14,700,500	11,717,135	8,843,721	1.02%
Barings CLO Ltd. 2020-I	Income Note (effective yield 29.51%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	09/04/20	6,966,000	3,335,222	4,324,747	0.50%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 16.61%, maturity 04/25/2034) ⁽⁹⁾	06/05/24	20,000,000	11,405,267	8,883,588	1.02%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 12.36%, maturity 07/15/2034) ⁽⁹⁾	09/07/22	9,250,000	5,830,145	4,206,167	0.48%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 3.11%, maturity 01/18/2035) ⁽⁹⁾	11/17/21	2,000,000	1,282,738	672,227	0.08%
Barings CLO Ltd. 2022-I	Income Note (effective yield 13.41%, maturity 04/19/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/18/22	7,500,000	4,906,133	3,275,458	0.38%
Barings CLO Ltd. 2022-II	Income Note (effective yield 34.04%, maturity 07/15/2072) ⁽⁹⁾ ⁽¹⁰⁾	06/21/22	10,800,000	3,747,776	5,371,597	0.62%
Barings CLO Ltd. 2024-II	Income Note (effective yield 19.01%, maturity 07/15/2039) ⁽⁹⁾ ⁽¹⁰⁾	05/31/24	9,300,000	5,951,886	6,348,753	0.73%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 13.58%, maturity 04/20/2034) ⁽⁹⁾	08/17/21	27,750,000	18,304,988	14,255,856	1.64%
Basswood Park CLO, Ltd.	Class M-1 Note (effective yield 1892.53%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	3,435	6,364	0.00%
Basswood Park CLO, Ltd.	Class M-2 Note (effective yield 1875.77%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	8,015	14,848	0.00%
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/09/15	18,734,935	5,672,189	996,127	0.11%
Battalion CLO 18 Ltd.	Income Note (effective yield 21.51%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	08/25/20	8,400,000	4,190,209	2,891,173	0.33%
Battalion CLO XIX Ltd.	Income Note (effective yield 15.88%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	03/11/21	8,600,000	4,110,262	2,589,836	0.30%
Battalion CLO XXIII Ltd.	Income Note (effective yield 13.95%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	05/19/22	18,010,000	8,513,850	6,719,368	0.77%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 27.38%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	07/13/22	14,500,000	11,447,120	14,861,178	1.71%
Belmont Park CLO, Ltd.	Income Note (effective yield 15.40%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/21/24	14,950,000	9,758,136	8,884,628	1.02%
Benefit Street Partners CLO XII, Ltd.	Subordinated Note (effective yield 16.67%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	11,341,132	9,638,370	9,329,805	1.07%
Bethpage Park CLO, Ltd.	Income Note (effective yield 11.15%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	14,750,000	8,138,412	5,193,082	0.60%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽⁹⁾ ⁽¹²⁾	10/21/14	23,000,000	4,926,463	230,000	0.03%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 6.63%, maturity 07/30/2030) ⁽⁹⁾	03/26/20	5,550,000	229,694	53,062	0.01%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 20.71%, maturity 04/20/2034) ⁽⁹⁾	06/16/20	7,375,000	3,686,107	2,298,715	0.26%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 17.98%, maturity 01/15/2038) ⁽⁹⁾	06/23/20	6,525,000	3,699,330	2,429,578	0.28%
Bowling Green Park CLO, LLC	Subordinated Note (effective yield 17.45%, maturity 04/18/2035) ⁽⁹⁾	05/15/24	6,318,000	4,445,628	4,026,566	0.46%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	11/01/16	34,250,000	5,570,952	2,775,622	0.32%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹²⁾	06/02/16	10,800,000	1,441,059	216,000	0.02%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽⁹⁾ ⁽¹²⁾	10/13/17	9,000,000	2,787,879	1,350,000	0.16%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	03/23/21	4,730,000	85,140	70,950	0.01%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 15.90%, maturity 10/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/18/21	11,750,000	5,556,515	4,700,064	0.54%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 10.88%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	04/13/21	7,005,000	5,066,083	3,409,002	0.39%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 15.13%, maturity 01/15/2040) ⁽⁹⁾ ⁽¹⁰⁾	02/02/21	14,175,000	7,004,381	5,717,857	0.66%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Collateralized Loan Obligation Equity ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 8.01%, maturity 04/20/2034) ⁽⁹⁾	11/17/21	$11,475,000	$8,487,574	$5,611,170	0.65%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 12.81%, maturity 04/15/2040) ⁽⁹⁾ ⁽¹⁰⁾	08/11/21	13,200,000	7,965,048	6,995,053	0.80%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 7.15%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/15/22	8,150,000	5,371,105	3,087,844	0.36%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 5.32%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	07/06/23	9,400,000	6,702,465	5,744,834	0.66%
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 9.84%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/26/24	11,475,000	8,738,180	6,417,362	0.74%
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 14.69%, maturity 07/15/2037) ⁽⁹⁾	11/01/24	18,390,000	6,421,521	5,517,452	0.63%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 51.38%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾	06/06/14	17,265,625	1,854,757	670,632	0.08%
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, maturity 01/18/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	16,033,750	2,518,230	507,252	0.06%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 17.83%, maturity 03/31/2038) ⁽⁹⁾	02/17/15	18,290,500	10,813,472	10,949,463	1.26%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 12.25%, maturity 01/17/2035) ⁽⁹⁾	08/05/14	8,457,500	3,210,255	2,505,777	0.29%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	06/23/15	9,724,324	1,039,226	792,022	0.09%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 18.48%, maturity 01/16/2038) ⁽⁹⁾	04/18/19	3,216,500	2,333,762	2,311,483	0.27%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 12.28%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/07/19	14,000,000	9,424,080	7,266,954	0.84%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 14.15%, maturity 01/15/2035) ⁽⁹⁾	02/07/23	16,075,000	10,920,676	8,861,641	1.02%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 24.36%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/12/20	9,400,000	4,952,436	4,959,731	0.57%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 14.77%, maturity 10/20/2034) ⁽⁹⁾	02/07/23	5,500,000	3,661,973	2,980,424	0.34%
CIFC Funding 2020-II, Ltd.	Income Note (effective yield 14.77%, maturity 10/20/2034) ⁽⁹⁾	11/05/24	1,800,000	1,225,141	976,724	0.11%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 20.69%, maturity 01/15/2040) ⁽⁹⁾ ⁽¹⁰⁾	12/11/20	9,625,000	6,557,784	6,802,523	0.78%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 11.53%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	04/23/21	17,275,000	9,477,410	6,940,625	0.80%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 10.85%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/22/21	12,200,000	8,168,313	5,809,045	0.67%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 13.43%, maturity 04/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/27/22	12,950,000	9,330,619	7,279,984	0.84%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 21.37%, maturity 10/16/2038) ⁽⁹⁾ ⁽¹⁰⁾	08/01/22	10,700,000	7,609,058	8,695,871	1.00%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 13.52%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/14/23	11,550,000	8,492,204	9,178,442	1.06%
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 10.49%, maturity 01/21/2037) ⁽⁹⁾	05/16/24	5,500,000	3,856,631	3,336,673	0.38%
CIFC Funding 2025-II Ltd.	Income Note (effective yield 15.70%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	02/07/25	14,400,000	11,782,266	11,905,418	1.37%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	-	94,850	0.01%
Danby Park CLO, Ltd.	Subordinated Note (effective yield 12.14%, maturity 10/21/2037) ⁽⁹⁾	10/31/24	5,150,000	5,214,375	4,363,610	0.50%
Dewolf Park CLO, Ltd.	Income Note (effective yield 1.64%, maturity 10/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	08/10/17	7,700,000	2,497,846	1,622,364	0.19%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽⁹⁾ ⁽¹²⁾	11/28/17	7,684,999	1,352,008	230,550	0.03%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/11/20	9,600,000	1,770,860	96,000	0.01%
Dryden 68 CLO, Ltd.	Income Note (effective yield 3.74%, maturity 07/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	05/30/19	14,080,000	8,278,347	4,630,434	0.53%
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 15.56%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	05/14/24	12,256,000	4,872,560	3,942,708	0.45%
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 14.48%, maturity 04/17/2037) ⁽⁹⁾	07/31/24	26,520,000	12,813,904	9,726,339	1.12%
Dryden 85 CLO, Ltd.	Income Note (effective yield 10.41%, maturity 10/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	09/17/20	12,750,000	7,867,667	5,284,546	0.61%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 5.25%, maturity 02/20/2035) ⁽⁹⁾	04/09/24	19,500,000	10,839,546	6,375,523	0.73%
Dryden 94 CLO, Ltd.	Income Note (effective yield 8.11%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/28/22	19,425,000	11,355,088	7,162,057	0.82%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 20.47%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	02/15/23	48,500,000	24,931,538	20,327,898	2.34%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030) ⁽⁹⁾ ⁽¹²⁾	06/05/20	6,372,500	730,046	63,725	0.01%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 17.59%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	08/08/23	7,975,000	4,776,555	4,474,558	0.51%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 16.99%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/16/22	13,700,000	8,501,253	7,521,926	0.87%
Elmwood CLO III Ltd.	Subordinated Note (effective yield 9.11%, maturity 07/18/2037) ⁽⁹⁾	07/15/24	7,460,000	5,446,235	4,157,775	0.48%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 11.70%, maturity 04/20/2035) ⁽⁹⁾	06/06/23	7,000,000	4,591,784	3,821,484	0.44%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 17.47%, maturity 07/17/2037) ⁽⁹⁾	04/25/23	6,550,000	4,485,137	4,765,727	0.55%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 7.89%, maturity 10/20/2036) ⁽⁹⁾	10/27/23	4,900,000	3,043,831	2,405,320	0.28%
Flatiron CLO 17 Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/15/2030) ⁽⁹⁾ ⁽¹¹⁾	05/16/24	3,000,000	119,171	120,000	0.01%
Flatiron CLO 21 Ltd.	Subordinated Note (effective yield 13.93%, maturity 10/19/2037) ⁽⁹⁾	12/10/24	28,145,000	20,915,520	18,319,820	2.11%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 3.80%, maturity 04/17/2034) ⁽⁹⁾	03/26/21	7,520,000	3,837,109	2,077,099	0.24%
Generate CLO 2 Ltd.	Subordinated Note (effective yield 16.10%, maturity 10/22/2037) ⁽⁹⁾	05/14/24	2,058,000	924,728	731,708	0.08%
Generate CLO 4 Ltd.	Subordinated Note (effective yield 13.14%, maturity 07/20/2037) ⁽⁹⁾	09/24/24	12,425,000	9,230,619	6,861,065	0.79%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 6.85%, maturity 10/20/2036) ⁽⁹⁾	05/14/24	5,000,000	2,820,779	1,963,914	0.23%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 16.35%, maturity 01/20/2038) ⁽⁹⁾	04/27/22	11,250,000	7,906,663	6,646,399	0.76%
Generate CLO 16 Ltd.	Subordinated Note (effective yield 14.43%, maturity 07/20/2037) ⁽⁹⁾	05/17/24	15,000,000	12,319,460	11,086,896	1.28%
Generate CLO 17 Ltd.	Subordinated Note (effective yield 14.69%, maturity 10/22/2037) ⁽⁹⁾	01/30/25	4,000,000	3,205,000	3,050,980	0.35%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/29/17	1,100,000	110	110	0.00%
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 17.98%, maturity 07/20/2035) ⁽⁹⁾	08/14/24	16,450,000	9,365,451	7,265,317	0.84%
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 10.63%, maturity 07/20/2035) ⁽⁹⁾	08/14/24	1,280,000	195,193	287,217	0.03%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 21.75%, maturity 01/21/2035) ⁽⁹⁾	04/27/23	5,222,500	2,866,707	2,450,523	0.28%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 9.54%, maturity 10/15/2034) ⁽⁹⁾	05/03/22	7,500,000	4,850,969	3,126,297	0.36%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 15.38%, maturity 04/20/2038) ⁽⁹⁾	01/25/24	14,433,000	9,366,369	7,546,955	0.87%
Lake George Park CLO, Ltd.	Income Note (effective yield 19.50%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	02/18/25	22,650,000	18,558,412	18,558,413	2.14%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2033) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/08/19	14,550,000	9,396,393	2,358,217	0.27%
LCM 38 Ltd.	Income Note (effective yield 18.15%, maturity 10/15/2036) ⁽⁹⁾	01/31/24	5,228,500	4,237,377	3,093,928	0.36%
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 14.42%, maturity 07/21/2037) ⁽⁹⁾	11/13/24	2,775,000	2,369,590	2,241,602	0.26%
Lodi Park CLO, Ltd.	Income Note (effective yield 14.42%, maturity 07/21/2037) ⁽⁹⁾	11/13/24	4,725,000	4,062,552	3,817,516	0.44%
Madison Park Funding XX, Ltd.	Subordinated Note (effective yield 17.56%, maturity 10/27/2037) ⁽⁹⁾	02/06/25	35,450,000	9,140,035	8,841,258	1.02%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 11.60%, maturity 10/15/2049) ⁽⁹⁾	08/22/16	6,462,500	3,051,066	2,192,734	0.25%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 20.77%, maturity 01/15/2038) ⁽⁹⁾	10/30/18	8,556,082	4,379,665	4,111,300	0.47%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 18.82%, maturity 04/25/2048) ⁽⁹⁾	09/27/22	12,825,000	6,660,393	6,945,323	0.80%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 0.00%, maturity 02/28/2047) ⁽⁹⁾ ⁽¹²⁾	06/02/16	17,857,979	4,309,356	2,651,602	0.31%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 17.74%, maturity 01/23/2048) ⁽⁹⁾	11/16/18	9,919,821	4,646,848	4,608,356	0.53%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 16.10%, maturity 04/19/2037) ⁽⁹⁾	04/29/21	5,000,000	3,321,937	3,102,205	0.36%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 10.60%, maturity 01/22/2035) ⁽⁹⁾	03/13/24	6,500,000	4,103,516	2,912,257	0.34%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 8.13%, maturity 07/17/2036) ⁽⁹⁾	07/27/23	5,600,000	3,964,039	3,297,532	0.38%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽⁹⁾ ⁽¹²⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽⁹⁾ ⁽¹¹⁾	10/30/14	10,526,000	-	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽⁹⁾ ⁽¹¹⁾	06/16/15	16,333,000	-	32,666	0.00%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽⁹⁾ ⁽¹¹⁾	08/09/17	2,550,000	-	5,100	0.00%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	02/06/18	2,075,000	45,650	20,750	0.00%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹¹⁾	09/06/18	4,500,000	125,089	67,500	0.01%
Meacham Park CLO, Ltd.	Subordinated Note (effective yield 14.46%, maturity 10/20/2037) ⁽⁹⁾	01/24/25	4,300,000	3,547,500	3,356,360	0.39%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 12.29%, maturity 07/20/2036) ⁽⁹⁾	02/21/24	4,150,000	2,450,716	2,766,901	0.32%
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 12.10%, maturity 01/20/2037) ⁽⁹⁾	05/08/24	6,050,000	4,519,891	4,013,935	0.46%
Muzinich & Co., Inc.	CLO Participation Fee ⁽⁹⁾	10/28/21	-	-	1,493,142	0.17%
OCP CLO 2019-17, Ltd.	Preferred Share (effective yield 13.71%, maturity 07/20/2037) ⁽⁹⁾	09/03/24	26,750,000	15,872,832	13,781,491	1.59%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 13.55%, maturity 10/20/2037) ⁽⁹⁾	05/08/24	6,855,000	4,663,327	3,929,855	0.45%
OCP CLO 2022-24, Ltd.	Subordinated Note (effective yield 13.13%, maturity 10/20/2037) ⁽⁹⁾	10/29/24	3,500,000	2,559,931	2,178,700	0.25%
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 19.44%, maturity 04/17/2037) ⁽⁹⁾	08/12/24	3,000,000	2,249,300	2,444,620	0.28%
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 8.70%, maturity 01/24/2037) ⁽⁹⁾	05/10/24	8,350,000	6,449,100	5,745,833	0.66%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	20,572,125	-	8,360	0.00%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Collateralized Loan Obligation Equity ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/23/16	$13,750,000	$1,673,825	$154,041	0.02%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/25/16	11,804,048	1,539,756	124,311	0.01%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 8.07%, maturity 07/18/2037) ⁽⁹⁾ ⁽¹⁰⁾	05/05/21	23,400,000	8,956,019	6,185,736	0.71%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030) ⁽⁹⁾ ⁽¹²⁾	05/25/21	1,550,000	605,071	186,000	0.02%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/19/19	13,500,000	7,074,284	2,082,455	0.24%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 12.60%, maturity 04/15/2035) ⁽⁹⁾	07/27/23	18,155,000	9,511,025	6,482,599	0.75%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 13.12%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/26/20	10,650,000	4,022,205	1,966,405	0.23%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 14.45%, maturity 01/15/2039) ⁽⁹⁾ ⁽¹⁰⁾	03/25/22	13,875,000	8,646,329	7,057,351	0.81%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 12.33%, maturity 01/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	10/06/20	9,250,000	4,415,148	2,841,104	0.33%
Octagon 51, Ltd.	Income B Note (effective yield 13.38%, maturity 07/20/2034) ⁽⁹⁾	04/16/21	19,300,000	12,084,969	10,323,146	1.19%
Octagon 55, Ltd.	Subordinated Note (effective yield 9.62%, maturity 07/20/2034) ⁽⁹⁾	02/11/22	8,700,000	5,552,436	3,729,368	0.43%
Octagon 58, Ltd.	Income Note (effective yield 13.85%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	04/21/22	31,250,000	15,945,802	12,733,726	1.47%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	07/18/17	7,719,320	774,542	386,329	0.04%
Palmer Square CLO 2021-4, Ltd.	Subordinated Note (effective yield 13.12%, maturity 10/15/2034) ⁽⁹⁾	02/12/24	3,500,000	2,331,274	1,655,199	0.19%
Park Blue CLO 2022-II, Ltd.	Subordinated Note (effective yield 18.07%, maturity 07/20/2037) ⁽⁹⁾	12/10/24	36,000,000	21,267,251	18,031,507	2.07%
RAD CLO 27, Ltd.	Subordinated Note (effective yield 17.01%, maturity 01/20/2038) ⁽⁹⁾	12/11/24	10,800,000	9,878,555	9,426,571	1.08%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 0.00%, maturity 06/20/2034) ⁽⁹⁾ ⁽¹²⁾	10/01/21	6,450,000	2,210,978	1,096,500	0.13%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 59.52%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	15,695	5,707	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 107.33%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	100,859	51,118	0.01%
Regatta XII Funding Ltd.	Subordinated Note (effective yield 14.12%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	20,575,000	12,119,875	10,150,447	1.17%
Regatta XII Funding Ltd.	Class R1A Note (effective yield 38.23%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	14,629,350	37,424	24,652	0.00%
Regatta XII Funding Ltd.	Class R2 Note (effective yield 38.23%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	14,629,350	336,815	221,872	0.03%
Regatta XVII Funding Ltd.	Subordinated Note (effective yield 15.25%, maturity 10/15/2037) ⁽⁹⁾	11/19/24	14,100,000	10,595,150	9,133,516	1.05%
Regatta XX Funding Ltd.	Income Note (effective yield 17.90%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	08/04/21	11,000,000	7,079,602	6,962,853	0.80%
Regatta XX Funding Ltd	Subordinated Note (effective yield 17.90%, maturity 01/15/2038) ⁽⁹⁾	03/04/25	250,000	146,938	148,201	0.02%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 15.84%, maturity 10/15/2037) ⁽⁹⁾	06/10/22	9,000,000	5,866,372	5,232,184	0.60%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 24.79%, maturity 07/20/2035) ⁽⁹⁾	06/20/23	3,000,000	1,895,155	2,167,763	0.25%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 20.37%, maturity 01/20/2038) ⁽⁹⁾	12/27/24	5,800,000	3,495,033	3,470,829	0.40%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 6.47%, maturity 04/20/2034) ⁽⁹⁾	06/14/21	10,300,000	6,182,721	3,118,278	0.36%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 9.56%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	04/22/22	46,111,625	24,476,845	15,018,642	1.73%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 35.33%, maturity 07/20/2037) ⁽⁹⁾ ⁽¹⁰⁾	07/27/23	3,600,000	1,556,332	2,273,821	0.26%
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 10.43%, maturity 01/20/2036) ⁽⁹⁾	05/21/24	7,280,000	5,847,931	5,711,642	0.66%
Rockford Tower 2024-2 Ltd	Subordinated Note (effective yield 19.59%, maturity 10/20/2037) ⁽⁹⁾	02/14/25	11,050,000	9,005,750	8,436,224	0.97%
RR 23 Ltd.	Subordinated Note (effective yield 9.54%, maturity 10/15/2035) ⁽⁹⁾	10/12/23	6,800,000	3,873,567	3,938,798	0.45%
RR 25 Ltd.	Subordinated Note (effective yield 10.67%, maturity 10/15/2037) ⁽⁹⁾	08/13/24	15,636,000	11,246,581	9,457,663	1.09%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 16.70%, maturity 07/20/2034) ⁽⁹⁾	02/01/24	5,525,000	3,865,552	3,254,087	0.37%
Signal Peak CLO 8, Ltd.	Subordinated Note (effective yield 17.50%, maturity 10/20/2037) ⁽⁹⁾	12/12/24	42,126,000	24,655,485	21,131,040	2.43%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/28/18	11,370,000	3,450,982	179,881	0.02%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2049) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/22/19	8,500,000	4,055,899	1,221,986	0.14%
Thompson Park CLO, Ltd.	Subordinated Note (effective yield 15.23%, maturity 04/15/2034) ⁽⁹⁾	07/25/24	34,025,000	24,740,358	22,065,734	2.54%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 14.11%, maturity 04/20/2035) ⁽⁹⁾	09/07/23	34,020,000	23,548,217	18,107,187	2.08%
Venture 41 CLO, Limited	Subordinated Note (effective yield 14.60%, maturity 01/20/2034) ⁽⁹⁾	11/30/21	3,325,000	2,058,689	1,175,728	0.14%
Wehle Park CLO, Ltd.	Subordinated Note (effective yield 18.22%, maturity 04/21/2035) ⁽⁹⁾	07/01/24	4,000,000	2,640,658	2,115,126	0.24%
Wehle Park CLO, Ltd.	Class M-2 Note (effective yield 101.66%, maturity 04/21/2035) ⁽⁹⁾	07/01/24	4,000,000	36,657	60,091	0.01%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 16.47%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	20,025,000	12,660,578	11,812,327	1.36%
Wellman Park CLO, Ltd.	Class M-1 Note (effective yield 31.77%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	20,025,000	173,903	92,215	0.01%
Wellman Park CLO, Ltd.	Class M-2 Note (effective yield 13.55%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	24,205,000	546,359	307,196	0.04%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 13.63%, maturity 01/20/2035) ⁽⁹⁾	05/03/22	10,560,000	7,366,016	5,308,515	0.61%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	11,597,500	2,971,127	136,215	0.02%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/05/16	9,681,764	968	968	0.00%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	12/17/14	11,000,000	1,100	1,100	0.00%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 04/18/2036) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	02/02/17	17,700,000	8,883,704	3,907,222	0.45%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	08/09/17	23,940,000	12,376,328	6,012,199	0.69%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/22/18	15,750,000	6,709,396	3,640,961	0.42%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 6.31%, maturity 01/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	09/20/19	13,470,000	7,724,978	3,437,021	0.40%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 4.16%, maturity 07/20/2035) ⁽⁹⁾ ⁽¹⁰⁾	06/03/22	8,950,000	5,607,090	2,486,631	0.29%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	04/08/15	16,871,644	-	36,213	0.00%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽⁹⁾ ⁽¹²⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/03/17	11,600,000	-	11,268	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽⁹⁾ ⁽¹²⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽⁹⁾ ⁽¹¹⁾	10/29/18	3,015,000	11,759	9,045	0.00%
Total United States				1,257,777,614	999,792,696	115.08%
European Union - Various
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 13.81%, maturity 04/20/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	12/27/24	13,158,000	10,696,206	10,224,811	1.18%
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 15.79%, maturity 04/20/2034) ⁽⁹⁾ ⁽¹³⁾	12/27/24	13,304,000	10,266,289	9,812,417	1.13%
Aurium CLO XIII DAC	Subordinated Note (effective yield 18.18%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹³⁾	01/30/25	3,277,500	3,241,128	3,360,438	0.39%
Avoca CLO XXXI DAC	Subordinated Note (effective yield 13.43%, maturity 07/15/2038) ⁽⁹⁾ ⁽¹³⁾	02/12/25	2,830,000	2,643,774	2,619,067	0.30%
BBAM European CLO II DAC	Subordinated Note (effective yield 28.34%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	11/05/21	1,000,000	1,034,833	982,168	0.11%
Blackrock European CLO XV DAC	Subordinated Note (effective yield 15.68%, maturity 01/28/2038) ⁽⁹⁾ ⁽¹³⁾	11/29/24	3,250,000	3,267,193	3,149,335	0.36%
CIFC European Funding VI DAC	Subordinated Note (effective yield 17.33%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹³⁾	07/17/24	5,000,000	4,891,126	4,731,128	0.54%
Clonkeen Park CLO DAC	Subordinated Note (effective yield 15.81%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/16/24	33,291,000	26,443,547	24,605,219	2.83%
CVC Cordatus Loan Fund XXXIII DAC	Subordinated Note (effective yield 17.71%, maturity 03/24/2038) ⁽⁹⁾ ⁽¹³⁾	10/18/24	5,417,000	4,825,502	4,781,639	0.55%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 15.80%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹³⁾	04/23/21	600,000	478,235	370,572	0.04%
Henley CLO XI DAC	Subordinated Note (effective yield 13.53%, maturity 04/25/2039) ⁽⁹⁾ ⁽¹³⁾	02/10/25	1,500,000	1,545,900	1,619,618	0.19%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 22.81%, maturity 04/20/2033) ⁽⁹⁾ ⁽¹³⁾	05/26/21	1,500,000	1,077,588	967,163	0.11%
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 13.87%, maturity 07/20/2036) ⁽⁹⁾ ⁽¹³⁾	04/23/24	1,125,000	935,552	1,046,601	0.12%
OCP Euro CLO 2024-10 DAC	Subordinated Note (effective yield 15.80%, maturity 10/20/2037) ⁽⁹⁾ ⁽¹³⁾	07/10/24	5,000,000	4,466,963	4,493,571	0.52%
Sculptor European CLO XII DAC	Subordinated Note (effective yield 18.85%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹³⁾	11/27/24	7,050,000	5,958,378	5,957,146	0.69%
Total European Union - Various				81,772,214	78,720,893	9.06%
Total Collateralized Loan Obligation Equity				1,339,549,828	1,078,513,589	124.14%

Loan Accumulation Facilities ⁽¹⁴⁾
Structured Finance
United States
Steamboat XLVIII Ltd.	Loan Accumulation Facility ⁽⁹⁾	04/08/24	11,001,500	11,001,500	11,085,469	1.28%
Steamboat LII Ltd.	Loan Accumulation Facility ⁽⁹⁾	12/23/24	7,095,500	7,095,500	7,103,731	0.82%
Total Loan Accumulation Facilities				18,097,000	18,189,200	2.10%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Asset Backed Securities
Structured Finance
Caribbean and Central America
CFG Investments Limited 2025-1	Class C Note, 12.72% (due 03/25/2036) ⁽⁹⁾ ⁽¹⁵⁾	03/18/25	$1,000,000	$999,986	$1,003,400	0.12%
Germany
Cork Harmony Consumer Loans DAC	Mezzanine Loan, DD, 11.47% (1M EURIBOR + 9.00%, due 07/15/2027) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	07/13/23	5,142,857	5,626,675	5,560,738	0.64%
Fortuna Consumer Loan ABS 2024-2 DAC	Class G Note, 12.87% (1M EURIBOR + 10.50%, due 10/18/2034) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/13/24	7,500,000	8,308,125	8,153,977	0.94%
Noria DE 2024	Class G Note, 09.76% (1M EURIBOR + 7.25%, due 02/25/2043) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	07/17/24	2,900,000	3,171,440	3,202,100	0.37%
Total Germany				17,106,240	16,916,815	1.95%
Spain						0.00%
Autonoria Spain 2022 FT	Class G Note, 14.41% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/14/22	1,380,549	1,377,580	1,513,995	0.17%
BBVA Consumo FTA	Class E Note, 10.90% (3M EURIBOR + 8.20%, due 04/21/2037) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	05/10/24	1,237,304	1,332,762	1,389,743	0.16%
Total Spain				2,710,342	2,903,738	0.33%
United States
Carvana Auto Receivables Trust 2024-P2	Class R Note (effective yield 16.38%, maturity 06/10/2031) ⁽⁸⁾ ⁽⁹⁾	06/04/24	23,083	8,282,960	8,191,072	0.94%
Carvana Auto Receivables Trust 2024-P3	Class R Note (effective yield 16.92%, maturity 09/10/2032) ⁽⁸⁾ ⁽⁹⁾	09/10/24	17,730	9,998,302	9,972,167	1.15%
Carvana Auto Receivables Trust 2024-P4	Class R Note (effective yield 16.30%, maturity 12/10/2032) ⁽⁸⁾ ⁽⁹⁾	12/10/24	15,578	7,560,159	7,321,115	0.84%
Carvana Auto Receivables Trust 2025-N1	Class EX5 Note (effective yield 17.40%, maturity 08/10/2032) ⁽⁸⁾ ⁽⁹⁾	02/11/25	12,500	4,362,978	4,303,792	0.50%
Carvana Auto Receivables Trust 2025-P1	Class R Note (effective yield 16.80%, maturity 03/10/2033) ⁽⁸⁾ ⁽⁹⁾	03/11/25	14,850	7,792,241	7,814,581	0.90%
Chase Auto Owner Trust 2024-4	Class R1 Note (effective yield 8.68%, maturity 11/25/2031) ⁽⁸⁾ ⁽⁹⁾	07/25/24	5,000	1,846,512	1,920,315	0.22%
Cherry Securitization Trust 2024-1	Class D Note, 12.28% (due 04/15/2032) ⁽⁹⁾ ⁽¹⁵⁾	09/25/24	4,250,000	4,249,453	4,250,000	0.49%
Mercury Financial Credit Card Master Trust Series 2024-VFN1	Class B Note, DD, 12.82% (1M SOFR + 8.50%, due 01/20/2028) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁶⁾	09/20/24	6,650,160	6,650,160	6,646,292	0.76%
PenFed Auto Receivables Owner Trust	Class R1 Note (effective yield 16.50%, maturity 09/15/2032) ⁽⁸⁾ ⁽⁹⁾	08/15/24	47,660	5,348,037	5,801,821	0.67%
Total United States				56,090,802	56,221,155	6.47%
Total Asset Backed Securities				76,907,370	77,045,108	8.87%

Bank Debt Term Loan
Consumer Products
United States
JP Intermediate B LLC	First Lien Senior Secured Term Loan, 11.01% (3M SOFR + 5.76%, due 11/22/2027) ⁽⁶⁾	03/02/21	496,049	489,451	27,283	0.00%

Collateralized Fund Obligation Equity ⁽⁸⁾
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Loan, DD (effective yield 38.50%, maturity 10/15/2036) ⁽⁹⁾	10/21/24	16,286,000	16,286,000	14,584,737	1.68%
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, DD (effective yield 44.85%, maturity 07/13/2038) ⁽⁹⁾	07/13/23	2,203,689	2,203,689	2,808,644	0.32%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Loan, DD (effective yield 28.90%, maturity 12/28/2035) ⁽⁹⁾ ⁽¹⁶⁾	07/03/24	9,773,224	9,702,822	10,249,433	1.18%
Total Collateralized Fund Obligation Equity				28,192,511	27,642,814	3.18%

Common Stock
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁹⁾ ⁽¹⁷⁾ ⁽¹⁸⁾	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁹⁾ ⁽¹⁷⁾ ⁽¹⁸⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock ⁽¹⁷⁾	08/12/22	589	-	5,301	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽¹⁶⁾ ⁽¹⁸⁾	01/30/23	2,950,684	2,950,684	3,347,914	0.39%
Total Financial Services				2,951,849	3,353,798	0.39%
Leisure
United States
All Day Holdings LLC	Common Stock ⁽¹⁷⁾	08/19/22	560	-	17	0.00%
Oil & Gas
United States
McDermott International Ltd	Common Stock ⁽¹⁷⁾	12/31/20	1,951	121,936	22,924	0.00%
Total Common Stock				3,073,785	3,376,739	0.39%

Equipment Financing
Equipment Financing
United States
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/08/2026) ⁽⁹⁾ ⁽¹⁵⁾	07/08/24	2,855,822	2,855,822	2,889,953	0.33%
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/08/2026) ⁽⁹⁾ ⁽¹⁵⁾	07/08/24	2,730,048	2,730,048	2,762,676	0.32%
Total Equipment Financing				5,585,870	5,652,629	0.65%

Loans and Notes
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation,Class B Secured Loan, DD, 11.50% (due 07/13/2038) ⁽⁹⁾ ⁽¹⁵⁾	07/13/23	2,111,133	2,090,022	2,172,135	0.25%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation,Class C Secured Loan, DD, 14.50% (due 07/13/2038) ⁽⁹⁾ ⁽¹⁵⁾	07/13/23	966,685	957,018	1,005,087	0.12%
Total Structured Finance				3,047,040	3,177,222	0.37%
Financial Services
United States
BSD Capital Inc.	Floating Rate Note, 6.97% (3M SOFR + 2.66%, due 10/31/2027) ⁽⁶⁾ ⁽⁹⁾	01/16/25	10,726,000	9,010,510	9,610,496	1.11%
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽¹⁸⁾	07/19/23	9,887,909	9,887,909	9,887,909	1.14%
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028) ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽¹⁸⁾	01/30/23	6,884,929	6,884,929	6,884,929	0.79%
Total Financial Services				25,783,348	26,383,334	3.04%
Total Loans and Notes				28,830,388	29,560,556	3.41%

Preferred Stock
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units ⁽⁹⁾ ⁽¹⁷⁾ ⁽¹⁸⁾	07/19/23	252	251,801	251,859	0.03%

Regulatory Capital Relief Securities
Banking
France
AASFL 2022-1	Credit Linked Note - Class B, 14.91% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	11/22/22	1,648,928	1,698,313	1,785,996	0.21%
BNP Paribas	Credit Linked Note, 12.29% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/22/23	715,552	761,812	788,805	0.09%
PXL 2022-1	Junior Credit Linked Note, 15.58% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	12/16/22	3,800,000	3,924,067	4,160,300	0.48%
Total France				6,384,192	6,735,101	0.78%
United States
Ally Bank Auto Credit-Linked Notes Series 2024-A	Credit Linked Note - Class G, 12.75% (due 05/17/2032) ⁽⁹⁾ ⁽¹⁵⁾	06/13/24	3,488,847	3,488,847	3,528,022	0.41%
Ally Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note - Class G, 11.40% (due 09/15/2032) ⁽⁹⁾ ⁽¹⁵⁾	10/29/24	2,092,412	2,092,412	2,086,431	0.24%
CRAFT 2022-1	Credit Linked Note, 16.29% (SOFR + 12.00%, due 04/21/2032) ⁽⁶⁾ ⁽⁹⁾	10/26/22	4,117,344	4,117,344	4,321,112	0.50%
Huntington Bank Auto 2024-1	Credit Linked Note - Class E, 12.59% (CD 1M SOFR + 8.25%, due 05/20/2032) ⁽⁶⁾ ⁽⁹⁾	06/14/24	1,698,055	1,698,055	1,728,133	0.20%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Regulatory Capital Relief Securities (Continued)
Banking (Continued)
United States (Continued)
Huntington Bank Auto 2024-2	Credit Linked Note - Class G, 11.84% (CD 1M SOFR + 7.50%, due 10/20/2032) ⁽⁶⁾ ⁽⁹⁾	10/29/24	$835,315	$835,315	$837,561	0.10%
Huntington Bank Auto 2025-1	Credit Linked Note - Class E, 11.49% (CD 1M SOFR + 7.15%, due 03/21/2033) ⁽⁶⁾ ⁽⁹⁾	03/11/25	3,500,000	3,500,000	3,500,000	0.40%
LOFT 2022-1	Class C Note, 23.44% (CD 3M SOFR + 19.00%, due 02/28/2032) ⁽⁶⁾ ⁽⁹⁾	08/22/22	1,626,853	1,553,707	1,826,540	0.21%
Manitoulin USD Ltd.	Guarantee Linked Note - Class F, 14.74% (CD 3M SOFR + 10.25%, due 11/10/2027) ⁽⁶⁾ ⁽⁹⁾	10/12/22	3,800,000	3,800,000	3,809,797	0.44%
Santander Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note - Class G, 12.23% (due 01/18/2033) ⁽⁹⁾ ⁽¹⁵⁾	12/10/24	5,375,000	5,375,000	5,381,682	0.62%
Standard Chartered 7	Class B Note, 15.57% (CD 3M SOFR + 11.00%, due 04/25/2031) ⁽⁶⁾ ⁽⁹⁾	10/07/22	5,536,923	5,536,923	5,520,657	0.64%
TRAFIN 2023-1	Credit Linked Note, 14.38% (CD 3M SOFR + 10.00%, due 06/01/2029) ⁽⁶⁾ ⁽⁹⁾	11/27/23	2,375,000	2,375,000	2,457,518	0.28%
US Bank NA 2025-SUP1	Credit Linked Note - Class R, 11.85% (CD 1M SOFR + 7.50%, due 02/25/2032) ⁽⁶⁾ ⁽⁹⁾	03/06/25	7,140,000	7,140,000	7,140,000	0.82%
Total United States				41,512,603	42,137,453	4.86%
Total Regulatory Capital Relief Securities				47,896,795	48,872,554	5.64%

Total investments, at fair value as of March 31, 2025				$1,605,349,265	$1,346,812,530	155.04%

Investments purchased under agreements to resell, at fair value
Asset Backed Securities
United States
Pagaya AI Debt Selection Trust	Class EFR Note (due 12/15/2031)	08/22/24	$3,505,505	$3,505,505	$3,505,855	0.40%
Total investments purchased under agreements to resell, at fair value as of March 31, 2025				$3,505,505	$3,505,855	0.40%

Liabilities, at fair value ⁽¹⁹⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(32,216,288)	-3.71%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(85,790,000)	-9.87%
7.75% Unsecured Notes due 2030	Unsecured Note		(115,000,000)	(115,000,000)	(113,068,000)	-13.01%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(42,768,960)	-4.92%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,313,825)	(50,511,857)	-5.81%
8.00% Series F Term Preferred Stock due 2029	Preferred Stock		(62,156,100)	(62,168,672)	(61,957,201)	-7.13%
Total liabilities, at fair value as of March 31, 2025				$(402,006,297)	$(386,312,306)	-44.45%

Net assets above (below) investments, liabilities and investments purchased under agreements to resell, at fair value					(94,991,158)

Net assets as of March 31, 2025					$869,014,921

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Footnotes to the Consolidated Schedule of Investments:
(1)	Unless otherwise noted, the Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	All securities are exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	As of March 31, 2025, the investment includes interest income capitalized as additional investment principal, referred to as "PIK" interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(8)	Collateralized loan obligation ("CLO") equity, Collateralized Fund Obligations equity and Asset Backed Security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of March 31, 2025, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 13.58%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 13.66%.
(9)	Classified as Level III investment. See Note 3 "Investments" for further discussion.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of March 31, 2025, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(12)	As of March 31, 2025 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(13)	Investment principal amount is denominated in EUR.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	This investment has an unfunded commitment as of March 31, 2025. See Note 11 "Commitments and Contingencies" for further discussion.
(17)	The following investment is not an income producing security.
(18)	The following is an affiliated investment as defined under the 1940 Act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 6 "Related Party Transactions" for further discussion.
(19)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 7.75% Notes due 2030, 6.75% Notes due 2031, 6.50% Series C Term Preferred Stock due 2031 and 8.00% Series F Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
CD	Compounded Daily
DD	Delayed Draw
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

Forward Currency Contracts, at Fair Value (1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
EUR	1,155,207	USD	1,205,521	Barclays Bank PLC	2/27/2025	4/30/2025	$45,651
USD	3,238,972	EUR	2,988,625	Barclays Bank PLC	3/25/2025	4/30/2025	2,076
Total unrealized appreciation on forward currency contracts							$47,727

Unrealized depreciation on forward currency contracts
USD	106,938,109	EUR	102,075,829	Barclays Bank PLC	1/29/2025	4/30/2025	$(3,617,363)
USD	2,656,730	EUR	2,544,170	Barclays Bank PLC	2/12/2025	4/30/2025	(98,790)
EUR	4,136,795	USD	4,521,071	Barclays Bank PLC	3/18/2025	4/30/2025	(40,624)
USD	1,444,834	EUR	1,339,800	Barclays Bank PLC	3/26/2025	4/30/2025	(6,265)
Total unrealized depreciation on forward currency contracts							$(3,763,042)

(1)    See Note 4 "Derivative Contracts" for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the three months ended March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income (1)	$49,729,447
Other income	2,184,557
Dividend income (1)	427,467
Total Investment Income	52,341,471

EXPENSES
Incentive fee	7,274,327
Interest expense	6,909,607
Management fee	4,802,753
Administration fees	353,834
Professional fees	261,004
Directors' fees	99,375
Tax expense	25,013
Other expenses	275,540
Total Expenses	20,001,453

NET INVESTMENT INCOME	32,340,018

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	1,982,233
Forward currency contracts	3,341,924
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(114,486,445)
Forward currency contracts	(7,821,066)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(9,644,778)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(126,628,132)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(94,288,114)

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
6.75% Series D Perpetual Preferred Stock	(1,779,567)
7.00% Series AA Convertible Perpetual Preferred Stock	(1,391,355)
7.00% Series AB Convertible Perpetual Preferred Stock	(71,788)
TOTAL DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY	(3,242,710)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(97,530,824)

(1)  Interest income, dividend income and net unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $464,720, $427,467 and ($76,598), respectively.  See Note 6 "Related Party  Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the three months ended March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(97,530,824)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	7,064,285

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS AND COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(90,466,539)

(1)    See Note 2 "Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	three months ended	three months ended
	March 31, 2025	March 31, 2024
INVESTMENT INCOME
Interest income	$49,729,447	$38,879,537
Other income	2,184,557	1,709,696
Dividend income	427,467	221,244
Total Investment Income	52,341,471	40,810,477

EXPENSES
Incentive fee	7,274,327	5,721,100
Interest expense	6,909,607	4,179,589
Management fee	4,802,753	3,804,325
Administration fees	353,834	359,976
Professional fees	261,004	852,480
Directors' fees	99,375	99,375
Tax expense	25,013	375,000
Commission expense	-	1,579,666
Other expenses	275,540	393,716
Total Expenses	20,001,453	17,365,227

NET INVESTMENT INCOME	32,340,018	23,445,250

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	1,982,233	1,701,347
Forward currency contracts	3,341,924	(574,832)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(114,486,445)	5,988,238
Forward currency contracts	(7,821,066)	1,806,365
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(9,644,778)	2,908,052
NET REALIZED AND UNREALIZED GAIN (LOSS)	(126,628,132)	11,829,170

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(94,288,114)	35,274,420

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
6.75% Series D Perpetual Preferred Stock	(1,779,567)	(560,849)
7.00% Series AA Convertible Perpetual Preferred Stock	(1,391,355)	-
7.00% Series AB Convertible Perpetual Preferred Stock	(71,788)	-
TOTAL DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY	(3,242,710)	(560,849)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(97,530,824)	$34,713,571

Note: The above Consolidated Statements of Operations represents the three months ended March 31, 2025 and March 31, 2024 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	three months ended	year ended
	March 31, 2025	December 31, 2024
Net increase (decrease) in net assets resulting from operations:
Net investment income	$32,340,018	$106,425,784
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	1,982,233	(30,173,036)
Forward currency contracts	3,341,924	336,488
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(114,486,445)	(2,025,059)
Forward currency contracts	(7,821,066)	5,479,647
Net unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(9,644,778)	5,447,384
Total net increase (decrease) in net assets resulting from operations	(94,288,114)	85,491,208

Net increase (decrease) in net assets resulting from other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	7,064,285	(7,425,746)

Common stock distributions:
Total earnings distributed	(48,770,622)	(174,564,856)
Common stock distributions from tax return of capital	-	(9,826,464)
Total common stock distributions	(48,770,622)	(184,391,320)

Distributions and amortization on temporary equity:
6.75% Series D Perpetual Preferred Stock	(1,779,567)	(3,762,891)
7.00% Series AA Convertible Perpetual Preferred Stock	(1,391,355)	(1,385,037)
7.00% Series AB Convertible Perpetual Preferred Stock	(71,788)	(33,582)
Total distributions and amortization on temporary equity	(3,242,710)	(5,181,510)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	65,582,399	318,688,885
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	5,801,924	21,342,675
Total increase in net assets from capital share transactions	71,384,323	340,031,560

Total increase (decrease) in net assets	(67,852,838)	228,524,192
Net assets at beginning of period	936,867,759	708,343,567
Net assets at end of period	$869,014,921	$936,867,759

Capital share activity:
Shares of common stock issued pursuant to the Company's "at the market" program	7,644,170	32,584,457
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	704,306	2,302,409
Total increase (decrease) in capital share activity	8,348,476	34,886,866

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the three months ended ended March 31, 2025

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(94,288,114)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(210,631,899)
Proceeds from sales of investments and repayments of principal ⁽¹⁾	124,197,404
Proceeds from investments purchased under agreements to resell	284,230
Payment-in-kind interest	(97,974)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(1,982,233)
Forward currency contracts	(3,341,924)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	114,486,445
Forward currency contracts	7,821,066
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	9,644,778
Amortization (accretion) included in interest expense	3,774
Amortization (accretion) of premiums or discounts on debt securities	(183,629)
Changes in assets and liabilities:
Interest receivable	(4,075,470)
Prepaid expenses	94,103
Incentive fee payable	2,092,251
Management fee payable	(240,309)
Professional fees payable	(519,499)
Administration fees payable	(183,126)
Directors' fees payable	(99,375)
Due to affiliates	45,912
Tax expense payable	4,963
Interest payable	(526,747)
Other expenses payable	(1,276,911)
Net cash provided by (used in) operating activities	(58,772,284)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of reinvestment and change in common stock distribution payable	(42,830,990)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	65,582,399
Issuance of 6.75% Series D Perpetual Preferred Stock pursuant to the Company's "at the market" program	314,811
Issuance of 7.00% Series AA Convertible Perpetual Preferred Stock	20,169,420
7.00% Series AA Convertible Perpetual Preferred Stock issued pursuant to the Company's dividend reinvestment plan	23,128
Issuance of 7.00% Series AB Convertible Perpetual Preferred Stock	2,240,159
6.75% Series D Perpetual Preferred Stock distributions	(1,779,567)
7.00% Series AA Convertible Perpetual Preferred Stock distributions, net of amortization of offering costs	(847,007)
7.00% Series AB Convertible Perpetual Preferred Stock distributions, net of amortization of offering costs	(58,567)
Net cash provided by (used in) financing activities	42,813,786

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(15,958,498)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	3,396,436

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	42,224,792

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$29,662,730

Supplemental disclosures:
Cash paid for interest expense	$7,425,724
Cash paid for distributions on temporary equity	$2,692,172
Cash paid for franchise taxes	$20,050

(1)   Proceeds from sales or maturity of investments includes $37,709,388 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Company was initially formed on March 24, 2014 and commenced operations on June 6, 2014. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. All intercompany accounts and transactions have been eliminated upon consolidation. As of March 31, 2025, Sub I, Sub II and Sub II US represent 53.5%, 4.2% and 2.1% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Chief Executive Officer and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

the Chief Financial Officer.  Key financial information in the form of the Company’s portfolio composition, total return, changes in net assets and expense ratios which are used by the CODM to assess the Company’s performance and to make operational decisions for the Company’s single segment, is consistent with the presentation within the Company’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the Consolidated Statement of Operations.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

The Company’s investment in Joint Ventures (“JV”) are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the cumulative change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Company records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts is considered restricted.

Investments Purchased Under Agreements to Resell

The Company records investments purchased under agreements to resell at their contracted resell amounts, which approximates fair value. Interest on these agreements is accrued and reported in interest receivable on the Consolidated Statement of Assets and Liabilities and interest income in the Consolidated Statement of Operations. Investments purchased under agreements to resell are generally categorized in Level II of the fair value hierarchy.

Temporary Equity

The Company’s “Perpetual Preferred Stock,” which is represented by its 6.75% Series D Perpetual Preferred Stock (the “Series D Perpetual Preferred Stock”), 7.00% Series AA Convertible and Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”) and 7.00% Series AB Convertible and Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock”) are accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity.

The Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Perpetual Preferred Stock becomes redeemable in the future.

Deferred issuance costs on the Convertible Perpetual Preferred Stock are amortized using the effective interest method due to the probable likelihood of contingent holder optional or death related redemptions occurring. Convertible Perpetual Preferred Stock is recorded net of unamortized deferred issuance costs.

The Company is compliant with all contingent redemption provisions of the Series D Perpetual Preferred Stock as of March 31, 2025, therefore, no deferred issuance costs have been amortized.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Distributions paid and amortization of offering costs on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

The following table reflects balances of preferred stock treated as temporary equity as of and for the three months ended March 31, 2025:

	Series D Perpetual Preferred Stock	Series AA Convertible Perpetual Preferred Stock	Series AB Convertible Perpetual Preferred Stock
Shares Issued and Outstanding	4,218,232	2,491,469	202,272

Liquidation Preference	$105,455,800	$62,286,728	$5,056,800
Deferred Issuance Costs	(19,423,910)	(4,792,582)	(155,776)
Carrying Value	$86,031,890	$57,494,146	$4,901,024

Distributions (Including Accrued Distributions)	$1,779,567	$847,007	$58,566
Amortization of Deferred Issuance Costs	-	544,348	13,222
Total Distributions (Including Accrued Distributions) and Amortization of Deferred Issuance Costs	$1,779,567	$1,391,355	$71,788

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 7.75% Unsecured Notes due 2030 (the “Series 2030 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes, Series 2029 Notes and Series 2030 Notes, the “Unsecured Notes”), 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) and its 8.00% Series  F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, loans and notes, equipment financing, and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates, collateralized fund obligation (“CFO”) equity, and ABS residual tranche investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity and ABS residual tranche position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the three months ended March 31, 2025 was $2.0 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock.

Interest Expense

Interest expense includes the Company’s distributions associated with its Term Preferred Stock and interest paid associated with its Unsecured Notes. Interest expense also includes the Company’s amortization of original issue premiums/discounts associated with its Term Preferred Stock.

The following table summarizes the components of interest expense for the three months ended March 31, 2025:

	Series C Term Preferred Stock	Series F Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2030 Notes	Series 2031 Notes	Total
Interest expense	$882,602	$1,243,124	$542,085	$1,253,047	$2,228,131	$756,844	$6,905,833
Amortization of issuance (premium) discount	-	3,774	-	-	-	-	3,774
Total interest expense	$882,602	$1,246,898	$542,085	$1,253,047	$2,228,131	$756,844	$6,909,607

See Note 8 “Preferred Stock” and Note 9 “Unsecured Notes” for further discussion relating to the Term Preferred Stock issuances and Unsecured Notes issuances, respectively.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Original Issue Premiums/Discounts

Original issue premiums/discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Term Preferred Stock as part of the Company’s ATM program. Consistent with FASB ASC Topic 835-30-35-2, the original issue premiums or discounts are capitalized at the time of issuance and are amortized using the effective interest method over the term of the Term Preferred Stock. Amortization of original issue premiums or discounts are reflected as a contra expense and interest expense, respectively, in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions or redemptions and subsequent retirement as a realized gain or loss in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of March 31, 2025, the Company held $7.4 million in restricted cash associated with forward currency contracts entered into by the Company.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of March 31, 2025, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$1,658,761,717

Gross unrealized appreciation	$37,601,647
Gross unrealized depreciation	(349,550,834)
Net unrealized depreciation	$(311,949,187)

For the three months ended March 31, 2025, the Company incurred $25,013 in Delaware franchise tax expense related to the 2025 tax year.

Additionally, Sub II US, a subsidiary of the Company, has recorded a deferred tax liability of $453,314 for the year ended December 30, 2024 and March 31,2025, which is significantly related to U.S. GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests.  Sub II US has elected to be treated as a corporation for U.S. tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for U.S. federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the three months ended March 31, 2025 on common stock and preferred stock with record dates during 2025:

	Distribution per Share	Distribution Amount
Common Stock	$0.42	$48,770,622

Series C Term Preferred Stock	0.41	882,602

Series D Perpetual Preferred Stock	0.42	1,779,567

Series F Term Preferred Stock	0.50	1,243,124

Series AA Convertible Perpetual Preferred Stock	0.44	851,575

Series AB Convertible Perpetual Preferred Stock	0.44	61,031

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2025:

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$57.7	$-	$-	$57.7
CLO Equity	-	-	1,078.5	-	1,078.5
Loan Accumulation Facilities	-	-	18.2	-	18.2
Asset Backed Securities	-	-	77.0	-	77.0
Bank Debt Term Loan	-	0.0	-	-	0.0
CFO Equity	-	-	27.6	-	27.6
Common Stock	-	-	0.0	3.3	3.3
Equipment Financing	-	-	5.7	-	5.7
Loans and Notes	-	-	22.7	6.9	29.6
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	48.9	-	48.9
Total Investments at Fair Value (1)	$-	$57.7	$1,278.8	$10.2	$1,346.8

Investments Purchased Under Agreements to Resell at Fair Value
Asset Backed Securities	$-	$3.5	$-	$-	$3.5

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts (1)	$-	$0.1	$-	$-	$0.1
Unrealized depreciation on forward currency contracts (1)	-	(3.8)	-	-	(3.8)

Liabilities at Fair Value
Term Preferred Stock and Unsecured Notes at Fair Value
Series 2028 Notes	$32.2	$-	$-	$-	$32.2
Series 2029 Notes	85.8	-	-	-	85.8
Series 2030 Notes	113.1	-	-	-	113.1
Series 2031 Notes	42.8	-	-	-	42.8
Series C Term Preferred Stock	50.5	-	-	-	50.5
Series F Term Preferred Stock	62.0	-	-	-	62.0
Total Term Preferred Stock and Unsecured Notes at Fair Value (1)	$386.4	$-	$-	$-	$386.4

(1)	Amounts may not foot due to rounding.
(2)	Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of March 31, 2025:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$1,022.2	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 5.08%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.04% - 4.23% / 3.28%
			Reinvestment Price	99.50%
			Recovery Rate	67.52% - 70.00% / 69.62%
			Expected Yield (4)	5.62% - 96.51% / 19.69%
Asset Backed Securities	13.7	Discounted Cash Flow	Discount Rate	11.08% - 13.55% / 12.32%
CFO Equity	27.6	Discounted Cash Flow	Discount Rate	26.81% - 42.36% / 35.17%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (5)	12.00%
Loans and Notes	22.7	Discounted Cash Flow	Discount Rate	7.31% - 13.52% / 10.36%
Regulatory Capital Relief Securities	38.2	Discounted Cash Flow	Discount Rate	10.35% - 16.17% / 12.11%
			Constant Prepayment Rate	0.00% - 1.46% / 0.51%
			Constant Default Rate	0.10% - 1.45% / 0.43%
			Loss Severity	30.00% - 64.99% / 42.99%
Equipment Financing	5.7	Discounted Cash Flow	Discount Rate	14.55% - 14.55% / 14.55%
Total Fair Value of Level III Investments (6)	$1,130.4

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

(5) Range not shown as only one position is included in category.

(6) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 "Summary of Significant Accounting Policies" for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2025. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the default rate may be accompanied by a directionally opposite change in the assumption used for the prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $115.1 million have been excluded from the preceding table. Additionally, the preceding table excludes $33.3 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the three months ended March 31, 2025:

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	CFO Equity	Common Stock
Balance as of January 1, 2025	$1,112.9		$31.0		$59.5	$18.8	$0.0
Purchases of investments	121.4	(1)	28.4		18.8	9.1	-
Proceeds from sales or maturity of investments	(42.3	)(2)	(41.2	)(1)	(1.5)	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(113.5)		-		0.2	(0.3)	0.0
Balance as of March 31, 2025 (3) (4)	$1,078.5		$18.2		$77.0	$27.6	$0.0
Change in unrealized appreciation (depreciation) on investments still held as March 31, 2025	$(111.8)		$0.0		$0.3	$(0.2)	$-

	Equipment Financing	Loans and Notes	Preferred Stock	Regulatory Capital Relief Securities	Total
Balance as of January 1, 2025	$6.8	$13.0	$0.3	$44.3	$1,286.6
Purchases of investments	-	10.1	-	10.6	198.4
Proceeds from sales or maturity of investments	(1.2)	(1.3)	-	(6.5)	(94.0)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.1	0.9	-	0.5	(112.2)
Balance as of March 31, 2025 (3) (4)	$5.7	$22.7	$0.3	$48.9	$1,278.8
Change in unrealized appreciation (depreciation) on investments still held as March 31, 2025	$(0.0)	$0.6	$-	$0.3	$(110.7)

Amounts in millions.

(1) Includes $35.2 million of proceeds from sales of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(2) Includes $37.7 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(3) There were no transfers into or out of level III investments during the period.

(4) Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Bank Debt Term Loans, ABS, CFO Equity, Common Stock, Loans and Notes, Equipment Financing, Preferred Stock and Regulatory Capital Relief Securities

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for bank debt term loans, ABS, CFO equity, common stock, loans and notes, equipment financing, preferred stock, and regulatory capital relief securities. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser generally utilizes the mid-point of an indicative broker quotation or independent pricing service quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations or independent pricing service quotation as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Unsecured Notes and Term Preferred Stock

The Unsecured Notes and Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as CLO equity investor. In addition, there is a risk that majority lenders to an underlying loan held by a CLO could amend or otherwise modify the loan to the detriment of the CLO (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s investment and, ultimately, the Company. In addition, CLO and structured finance securities also present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire may be subordinate to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceeds the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a high degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the Adviser and its affiliates may have other business relationships with, or investments in, the sponsors and/or managers of certain issuers in which the Company invests. These relationships and investments may cause the Adviser’s and its affiliates’ interests to diverge from the Company’s interests, and may result in conflicts of interest that may not be foreseen. Such conflicts may not be resolved in a manner that is always or exclusively in the Company’s best interest.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including increases and decreases in interest rates caused by governmental actions and/or other factors. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

4.	DERIVATIVE CONTRACTS

The Company enters into forward currency contracts to manage the Company’s exposure to the foreign currencies in which some of the Company’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Company considers the notional amounts as of March 31, 2025, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the three months ended March 31, 2025:

Primary Underlying Risk	Long Exposure	Short exposure
	Notional amounts	Notional amounts
Foreign Exchange Risk
Forward Currency Contracts	$114,278,645	$5,726,592

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of March 31, 2025. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the three months ended March 31, 2025.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$47,727	$(3,763,042)	$3,341,924	$(7,821,066)

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of March 31, 2025:

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Pledged	Net Amount
Counterparty 1	$47,727	$(3,763,042)	$7,420,000	$3,704,685

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

5.	COLLATERALIZED FINANCING ARRANGEMENTS

Investments Purchased Under Agreements to Resell

Investments purchased under agreements to resell involve the purchase of a security from a counterparty, with an obligation of the Company to resell the security back to the counterparty at a contracted price on maturity. In connection with its investments purchased under agreements to resell, it is the Company’s policy that its custodian, acting on behalf of the Company, take possession of the underlying collateral securities, the fair value of which, at all times, to be at least approximately 54% of the principal amount of the investments purchased under agreements to resell, including accrued interest. If the counterparty defaults under these agreements, and the fair value of the collateral declines, the realization of the collateral by the Company may be delayed or limited.

As of March 31, 2025, the Company received the following securities as collateral for its investments purchased under agreements to resell:

Collateral (1)		Resell Date	Contracted Resell Price	Coupon Rate	Fair Value
Issuer	Investment Description
Asset Backed Security
Pagaya AI Debt Selection Trust	Class EFR Notes	8/23/2025	$3,505,505	20.00%	$8,192,423

(1) Collateral held in a Computershare Trust Company custodial account.

The investment purchased under agreements to resell in the table above is not subject to master netting arrangements.

6.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the preferred stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $4.8 million for the three months ended March 31, 2025, and has a payable balance of $4.8 million as of March 31, 2025.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $7.3 million for the three months ended March 31, 2025, and has a payable balance of $9.4 million as of March 31, 2025.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the three months ended March 31, 2025, the Company was charged a total of $0.4 million in administration fees consisting of $0.2 million and $0.2 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.2 million was payable as of March 31, 2025.

Affiliated Ownership

As of March 31, 2025, the Adviser and senior investment team held an aggregate of 1.3% of the Company’s common stock, 0.1% of the Series C Term Preferred Stock and 0.04% of the Convertible Perpetual Preferred Stock. This represented 1.2% of the total outstanding voting stock of the Company as of March 31, 2025. Additionally, the senior investment team held an aggregate of 0.3% of the Series 2028 Notes, as of March 31, 2025.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

Dealer Manager

On March 22, 2024, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser, with respect to the offering of the Company’s Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company’s Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company’s Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Stock Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee.

The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock sold. For the three months ended March 31, 2025, the total amount paid by the Company in connection with Convertible Perpetual Preferred Stock to the Dealer Manager was $1.8 million. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers.

Joint Venture

On December 5, 2022, the Company (and certain other accounts managed by the Adviser) acquired unsecured notes and equity interests in a JV with a third-party internally-managed business development company (the “JV Partner”). The JV, Senior Credit Corp 2022 LLC, invests in secured loans and equipment financings to growth-stage companies that have been originated by the JV Partner. As of March 31, 2025, the Company held 6.68% of the JV’s outstanding equity.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Affiliated Investments

The following investments were considered affiliated investments as defined under the 1940 Act, for which the Company’s ownership alongside other accounts managed by the Adviser exceeds 5% or more of outstanding voting securities as of March 31, 2025:

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00%	$318,415	$-	$(4,895)	$9,887,909	$9,887,909	$1,471,646
Delta Financial Holdings LLC	Preferred Units	-	-	(5)	251,859	251,801	N/A
Delta Financial Holdings LLC	Common Units	-	-	-	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	-	9	18	N/A

Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	146,305	-	-	6,884,929	6,884,929	1,130,071
Senior Credit Corp 2022 LLC	Common Stock	-	427,467	(71,698)	3,347,914	2,950,684	484,316
	Total	$464,720	$427,467	$(76,598)	$20,373,194	$19,976,488	$3,086,033

7.	COMMON STOCK

As of March 31, 2025, there were 200,000,000 shares of common stock authorized, of which 120,183,480 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 3, 2024, the Company revised its ATM offering to sell up to $115 million aggregate amount of its common stock, excluding any shares of common stock previously sold pursuant to the relevant sales agreement.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

For the three months ended March 31, 2025, the Company sold 7,644,170 shares of its common stock pursuant to the ATM offerings for total net proceeds to the Company of $65.6 million. In connection with such sales, the Company paid a total of $0.8 million in sales agent commissions.

For the three months ended March 31, 2025, 704,306 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $5.8 million.

8.	PREFERRED STOCK

As of March 31, 2025, there were 20,000,000 shares of preferred stock (the “Preferred Stock”) authorized, par value $0.001 per share, of which 2,172,553 shares of Series C Term Preferred Stock were issued and outstanding, 4,218,232 shares of Series D Perpetual Preferred Stock were issued and outstanding, 2,486,244 shares of Series F Term Preferred Stock were issued and outstanding, 2,491,469 shares of Series AA Convertible Perpetual Preferred Stock were issued and outstanding and 202,272 shares of Series AB Convertible Perpetual Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Mandatorily Redeemable Preferred Stock

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock and Series F Term Preferred Stock on June 30, 2031 and January 31, 2029, respectively, at a redemption price of $25 per share, plus accrued but unpaid dividends, if any. The Company, at its sole option, may redeem the outstanding shares of the Series C Term Preferred Stock at any time. At any time on or after January 18, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series F Term Preferred Stock.

The Company has accounted for its Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

The Company has elected the FVO under ASC 825 for its Term Preferred Stock. Accordingly, the Term Preferred Stock are measured at fair value.

The estimated change in fair value of the Series C Term Preferred Stock and Series F Term Preferred Stock attributable to market risk for the three months ended March 31, 2025 is $1.2 million and $0.9 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock and Series F Term Preferred Stock attributable to instrument-specific credit risk for the three months ended March 31, 2025 is ($0.5) million and ($1.0) million respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Perpetual Preferred Stock

The Company has accounted for its Series D Perpetual Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Perpetual Preferred Stock is reflected in the Consolidated Statement of Assets

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Perpetual Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

Convertible Perpetual Preferred Stock

Pursuant to a prospectus supplement filed with the SEC on March 22, 2024, the Company launched an offering to sell up to 4,000,000 shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million. For the three months ended March 31, 2025, the Company sold 891,258 shares of Series AA Convertible Perpetual Preferred Stock and 92,836 shares of Series AB Convertible Perpetual Preferred Stock, for total net proceeds of $22.4 million. In connection with the sales, the Company paid the Dealer Manager commission and dealer manager fees totaling $1.8 million.

The Company issued 967 shares of Series AA Convertible Perpetual Preferred Stock have been issued under the Company’s distribution reinvestment plan for total net proceeds to the Company of $23,128.

The Company has accounted for its Convertible Perpetual Preferred Stock as temporary equity under ASC 480.  Accordingly, the Convertible Perpetual Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at the Convertible Perpetual Preferred Stock Liquidation Preference, net of unamortized deferred issuance costs.

At any time on or after two years a share of Convertible Perpetual Preferred Stock has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Stock Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common stock over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.

Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned interest in the first year of ownership.

The Company may elect to settle the Convertible Perpetual Preferred Stock stockholder optional conversions in cash or shares at the Conversion Price.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on September 16, 2024, the Company revised its ATM offering for the amount of Series D Perpetual Preferred Stock to be sold from 1,600,000 shares to 4,500,000 shares, inclusive of any shares of Series D Perpetual Preferred Stock previously sold pursuant to the relevant sales agreement. The Company also maintained its ability to issue 200,000 shares of its Series C Term Preferred Stock and 1,000,000 shares of its Series F Term Preferred Stock, inclusive of shares of Series C Term Preferred Stock and Shares of Series F Term Preferred Stock previously sold under the program.

For the three months ended March 31, 2025, the Company sold 16,399 shares of its Series D Perpetual Preferred Stock, pursuant to the ATM offerings, for total proceeds to the Company of $0.3 million. In connection with such sales, the Company paid a total of $6,431 million in sales agent commissions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company's behalf, shares of the Company's listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company's liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company's outstanding leverage. The Company did not repurchase Preferred Stock for the three months ended March 31, 2025.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

9.	UNSECURED NOTES

As of March 31, 2025, there were $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, $115 million in aggregate principal amount of Series 2030 Notes and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes, Series 2029 Notes, Series 2030 and Series 2031 Notes will mature on April 30, 2028, January 31, 2029, June 30, 2030 and March 31, 2031, respectively. 100% of the aggregate principal amount for the Unsecured Notes are payable at maturity. The Company may redeem the Series 2028 Notes, Series 2029 Notes and the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option. The Company may redeem the Series 2030 Notes in whole or in part at any time or from time to time at the Company’s option, on or after June 30, 2027.

The Company has accounted for its Unsecured Notes utilizing the FVO under ASC 825.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes, Series 2030 Notes and Series 2031 Notes attributable to market risk for the three months ended March 31, 2025 is $0.4 million, $1.7 million, $4.4 million and $1.0 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes, Series 2030 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the three months ended March 31, 2025 is $0.2 million, ($0.4) million, ($5.1) million and ($0.4) million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has in the past engaged and may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the three months ended March 31, 2025.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of March 31, 2025, and as of December 31, 2024:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	March 31, 2025	December 31, 2024
Total assets	$1,454,637,575	$1,505,444,143
Less liabilities and indebtedness not represented by senior securities	(50,895,860)	(59,890,659)
Net total assets and liabilities	$1,403,741,715	$1,445,553,484

Preferred Stock	$289,269,253	$264,232,758
Unsecured Notes	285,523,800	285,523,800
	$574,793,053	$549,756,558

Asset coverage of preferred stock (1)	244%	263%
Asset coverage of debt securities (2)	492%	506%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2025

(Unaudited)

11.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2025, the Company had total unfunded commitments of $23.1 million arising from certain ABS, CFO equity, common stock and loans and notes investments.

12.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

13.	SUBSEQUENT EVENTS

On April 30, 2025, the Company paid a monthly distribution of $0.14 per share of its common stock, a monthly distribution of $0.135417 per share of its Series C Term Preferred Stock, a monthly distribution of $0.140625 per share of its Series D Perpetual Preferred Stock, a monthly distribution of $0.166667 per share of its Series F Term Preferred Stock, and a monthly distribution of $0.145834 per share of its Convertible Perpetual Preferred Stock to holders of record as of April 10, 2025.

For the period from April 1, 2025 to April 30, 2025, the Company sold the following shares of its Common Stock and Preferred Stock pursuant to its ATM and Convertible Perpetual Preferred Stock offerings:

Security	Shares sold	Net Proceeds (in millions)	Sales Agent Commissions (in millions)
Common Stock	1,065,939	$8.13	$0.12
Series AA Convertible Perpetual Preferred Stock	506,779	11.66	1.01
Series AB Convertible Perpetual Preferred Stock	18,900	0.05	0.01
Total		$19.84	$1.14

Management’s unaudited estimate of the range of the Company’s NAV per common share as of April 30, 2025 was between $6.71 and $6.81.

On April 11, 2025, the Company entered into an At Market Issuance Dealer Manager Agreement, or the “ATM Dealer Manager Agreement,” with the Dealer Manager. Pursuant to the ATM Dealer Manager Agreement, the Company may offer and sell shares of our common stock and listed Preferred Stock from time to time through the Dealer Manager (including through any sub-placement agent chosen by the Dealer Manager).

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the three months ended March 31, 2025	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value at beginning of period	$8.38	$9.21	$9.07	$13.39	$11.18	$10.59
Net investment income (1) (2)	0.28	1.10	1.36	1.53	1.31	1.15
6.75% Series D Perpetual Preferred Stock distributions (2)	(0.02)	(0.04)	(0.03)	(0.04)	-	-
7.00% Series AA Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	(0.01)	(0.01)	-	-	-	-
7.00% Series AB Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	(0.00)	(0.00)	-	-	-	-
Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (2) (3)	(0.94)	(0.31)	0.48	(4.39)	2.65	0.49
Forward currency contracts (2)	(0.04)	0.06	(0.02)	-	-	-
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	(0.08)	0.06	(0.05)	0.69	(0.02)	0.01
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(0.81)	0.86	1.74	(2.21)	3.94	1.65
Common stock distributions from net investment income (4)	(0.42)	(1.82)	(1.86)	(2.37)	(1.64)	(0.26)
Common stock distributions from net realized gains on investments (4)	-	-	-	-	-	-
Common stock distributions from tax return of capital (4)	-	(0.10)	-	-	-	(1.06)
Total common stock distributions declared to stockholders (4)	(0.42)	(1.92)	(1.86)	(2.37)	(1.64)	(1.32)
Common stock distributions based on weighted average shares impact (5)	-	0.01	-	(0.13)	(0.04)	0.02
Total common stock distributions	(0.42)	(1.91)	(1.86)	(2.50)	(1.68)	(1.30)
Effect of other comprehensive income (2) (6)	0.06	(0.08)	(0.09)	0.15	(0.08)	0.05
Effect of paid-in capital contribution (2)	-	-	-	-	-	-
Effect of shares issued (7)	0.03	0.36	0.39	0.32	0.06	0.20
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.01)	(0.07)	(0.06)	(0.08)	(0.03)	(0.02)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.01	0.02	-	-	0.01
Net effect of shares issued	0.02	0.30	0.35	0.24	0.03	0.19
Net asset value at end of period	$7.23	$8.38	$9.21	$9.07	$13.39	$11.18
Per share market value at beginning of period	$8.88	$9.50	$10.12	$14.00	$10.09	$14.61
Per share market value at end of period	$8.10	$8.88	$9.50	$10.12	$14.00	$10.09
Total return (8)	-4.06%	14.66%	18.92%	-11.60%	51.60%	-19.76%
Shares of common stock outstanding at end of period	120,183,480	111,835,004	76,948,138	55,045,981	37,526,810	32,354,890
Ratios and Supplemental Data:
Net asset value at end of period	$869,014,921	$936,867,759	$708,343,567	$499,265,764	$502,304,335	$361,660,688
Ratio of expenses to average net assets (9) (10)	8.62%	8.58%	8.51%	9.94%	9.71%	10.56%
Ratio of net investment income to average net assets (9) (10)	13.94%	12.45%	14.73%	13.80%	9.90%	13.44%
Portfolio turnover rate (11)	29.93%	37.13%	19.79%	30.19%	51.56%	52.80%
Asset coverage of preferred stock	244%	263%	371%	286%	313%	354%
Asset coverage of debt securities	492%	506%	551%	423%	534%	534%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015
Net asset value at beginning of period	$12.40	$16.77	$17.48	$13.72	$19.08
Net investment income (1) (2)	1.34	1.59	1.88	2.14	1.89
6.75% Series D Perpetual Preferred Stock distributions (2)	-	-	-	-	-
7.00% Series AA Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	-	-	-	-	-
7.00% Series AB Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	-	-	-	-	-
Net realized gain (loss) and change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (2) (3)	(1.29)	(3.92)	(0.12)	3.88	(4.85)
Forward currency contracts (2)	-	-	-	-	-
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	(0.08)	0.06	-	-	-
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(0.03)	(2.27)	1.76	6.02	(2.96)
Common stock distributions from net investment income (4)	(1.40)	(1.51)	(2.60)	(2.40)	(1.53)
Common stock distributions from net realized gains on investments (4)	-	-	-	-	-
Common stock distributions from tax return of capital (4)	(1.00)	(0.89)	(0.05)	-	(0.87)
Total common stock distributions declared to stockholders (4)	(2.40)	(2.40)	(2.65)	(2.40)	(2.40)
Common stock distributions based on weighted average shares impact (5)	-	0.01	-	-	-
Total common stock distributions	(2.40)	(2.39)	(2.65)	(2.40)	(2.40)
Effect of other comprehensive income (2) (6)	(0.10)	0.06	-	-	-
Effect of paid-in capital contribution (2)	-	0.06	-	-	-
Effect of shares issued (7)	0.77	0.29	0.27	0.18	-
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.07)	(0.12)	(0.11)	(0.04)	-
Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	0.02	-	-
Net effect of shares issued	0.72	0.17	0.18	0.14	-
Net asset value at end of period	$10.59	$12.40	$16.77	$17.48	$13.72
Per share market value at beginning of period	$14.21	$18.81	$16.71	$16.43	$20.10
Per share market value at end of period	$14.61	$14.21	$18.81	$16.71	$16.43
Total return (8)	20.15%	-13.33%	29.45%	17.42%	-8.12%
Shares of common stock outstanding at end of period	28,632,119	23,153,319	18,798,815	16,474,879	13,820,110
Ratios and Supplemental Data:
Net asset value at end of period	$303,272,860	$287,127,842	$315,256,439	$288,047,335	$189,607,085
Ratio of expenses to average net assets (9) (10)	10.00%	9.85%	10.43%	10.69%	6.73%
Ratio of net investment income to average net assets (9) (10)	10.64%	9.76%	10.77%	13.72%	10.78%
Portfolio turnover rate (11)	34.83%	40.91%	41.16%	55.32%	39.07%
Asset coverage of preferred stock	279%	246%	268%	286%	365%
Asset coverage of debt securities	476%	477%	537%	722%	1028%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock preferred stockholders and Series F Term Preferred Stock, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and Series F Term Preferred Stock are reflected in net investment income, and totaled ($0.02) and ($0.00) per share of common stock, respectively, for the three months ended March 31, 2025, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2024, ($0.05) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(7)	Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the three months ended March 31, 2025 is not annualized.
(9)	Ratios for the period from three months ended March 31, 2025 are annualized. Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.03%, 0.41%, 0.49% and 0.26% of average net assets, respectively. Ratios for the year ended December 31, 2023 include excise tax refund of -0.12%.
(10)	Ratios for the period from three months ended March 31, 2025 are annualized. Ratios for the three months ended March 31, 2025 and the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series F Term Preferred Stock and the Unsecured Notes of 2.98%, 2.15%, 2.28%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distribution and amortization of offering cost on the Series D Perpetual Preferred Stock, Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock for the three months ended March 31, 2025 and the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 of 1.40%, 0.61%. 0.31%, 0.37% and 0.03%, respectively, of average net assets.
(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the three months ended March 31, 2025
Preferred Stock	$289,269,253	$61.05	$25	$22.68
Unsecured Notes	$285,523,800	$4,916.37	N/A	$24.14

For the year ended December 31, 2024
Preferred Stock	$264,232,758	$65.74	$25	$22.51
Unsecured Notes	$285,523,800	$5,062.81	N/A	$23.50

For the year ended December 31, 2023
Preferred Stock	$83,223,700	$92.65	$25	$21.04
Unsecured Notes	$170,523,800	$5,514.93	N/A	$22.51

For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25
Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67

For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48
Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Unsecured Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43
Unsecured Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECCF, ECC PRD; Unlisted: ECC AA, ECC AB) and (b) for each $25 principal amount of the Unsecured Notes (NYSE: ECCU, ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was outstanding. A $25 market value was assumed for unlisted securities.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.
600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Common Stock and Series C, Series D and Series F Preferred Stock

Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937 5449

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Stock

Computershare Trust Company, N.A.
P.O. Box 43007
Providence, RI 02940
(800) 373 6374

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.